UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 2, 2008
SEANERGY MARITIME CORP.
(Exact Name of Registrant as Specified in Charter)

Republic of Marshall Islands	001-33690	98-0529217

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10, Amfitheas Avenue, Athens, Greece, 17564 P. Faliro

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 30 210 9406900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 8.01. Other Events
     On January 2, 2008, Seanergy Maritime Corp. (the “Company”) announced that the record date for public shareholders to receive the Company’s first quarterly interest distribution is January 9, 2008.
     Further, the Company announced that it will pay a distribution, consisting of the interest earned in the Trust Account, subject to certain permitted adjustments, of $1,630,791 in total or $0.0706 per share for such period. This distribution will be paid on January 15, 2008 to public shareholders of record on January 9, 2008.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:

Exhibit No.	Description

99.1	Press release dated January 2, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2008	SEANERGY MARITIME CORP.
	By:	/s/ Panagiotis Zafet
		Name:	Panagiotis Zafet
		Title:	Chief Executive Officer and Co-Chairman of the Board of Directors

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